SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      April 22, 2003
                                                 -------------------


                             GlobespanVirata, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                       000-26401                   75-2658218
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


100 Schulz Drive
Red Bank, New Jersey                                                  07701
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)       Exhibits.

          Exhibit
          No.             Description
          -------         -----------

          99.1 Press Release issued by GlobespanVirata on April 22, 2003 containing financial results of the Company for the three months ended March 30, 2003.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Results of Operations and Financial Conditions").

          On April 22, 2003, GlobespanVirata, Inc. (the "Company") issued a press release containing financial results of the Company for the three months ended March 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

          The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, except as may be expressly set forth by specific reference in such filing.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBESPANVIRATA, INC.


                                       By:  /s/ Robert McMullan
                                             -------------------
                                       Name:  Robert McMullan
                                       Title: Chief Financial Officer

Date: April 22, 2003

                                  EXHIBIT INDEX


          Exhibit
          No.             Description
          -------         -----------

          99.1 Press Release issued by GlobespanVirata, Inc. on April 22, 2003 containing financial results of the Company for the three months ended March 30, 2003.